UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21400
Eaton Vance Tax-Advantaged Dividend Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
August 31
Date of Fiscal Year End
February 28, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report February 28, 2010

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010
INVESTMENT UPDATE

Aamer Khan, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager

Martha Locke
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	Most global equity markets posted positive returns for the six months ending February 28, 2010. However, after the brisk upward momentum seen during the second half of 2009, global markets began to slow in the first two months of the new year, primarily due to renewed uncertainty about the sustainability of a broad-based economic recovery when the significant stimulus measures that helped spark the markets’ rebound last year are fully pared back.

•	Foreign equities in the developed world, as represented by the MSCI Europe, Australasia, Far East (EAFE) Index, produced marginally positive results for the six-month period, with the MSCI EAFE Index posting a modest 0.72% gain. By comparison, the Standard & Poor’s 500 Index, a proxy for the broad-based U.S. equity market, advanced 9.32%.[1] Within the developed world, equities in the Far East region – excluding those in Japan, an economy that continued to struggle – did relatively well. Within Europe, the fear of a sovereign debt default within countries such as Greece, Spain and Italy negatively affected the performance of most countries in the euro zone, while countries outside the zone, such as Sweden, Switzerland and Norway, performed well over the period, as investors sought safe havens in countries not tied to the euro or to a potential bailout.

•	The momentum in global equities remained somewhat stronger in the emerging markets than in developed markets during the period, as measured by the MSCI Emerging Markets Index’s 12.19% return.[1] But these still-developing world markets, too, saw their upward growth trajectory begin to flatten out in early 2010, as investors reacted to many of the same uncertainties about the likely consequences of government stimulus removal. Equities in some of the larger developing economies such as China, India and Brazil demonstrated solid returns during the period, while those in several of the smaller emerging markets economies were among the biggest laggards.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange under the symbol “EVT.” For the six months ending February 28, 2010, the Fund’s return at NAV outperformed its benchmark, the Russell 1000 Value Index (the Index) but lagged the average return of the Lipper Value Funds Classification.

•	The Fund’s common stock investments lagged the Index, but its preferred stock holdings outperformed the BofA Merrill Lynch Fixed Rate Preferred Securities Index, helping the Fund as a whole to outperform its benchmark.
Total Return Performance 8/31/09 – 2/28/10

NYSE Symbol	EVT

At Net Asset Value (NAV)[2]	11.93%
At Market Price[2]	14.05

Russell 1000 Value Index[1]	8.52
BofA Merrill Lynch Fixed Rate Preferred Securities Index[1]	13.38
Lipper Value Funds (Closed-End) Average at NAV[1]	13.34

Premium/(Discount) to NAV (2/28/10)	(7.42)%
Total Distributions per share	$0.645
Distribution Rate[3] At NAV	7.84%
At Market Price	8.47%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Unlike the Fund, an Index’s return does not reflect the effect of leverage. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Six-month returns are cumulative. Performance results reflect the effects of leverage.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) in the period divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010
INVESTMENT UPDATE
•	At the end of the period, the Fund had approximately 69% of total investments invested in common stocks and approximately 27% of total investments invested in preferred stocks. The Fund had significant weightings in higher-yielding sectors, including energy and utilities. In addition, the Fund maintained a diversified stock portfolio across a broad range of other industry sectors.

•	As of February 28, 2010, the Fund had leverage in the amount of 22% of the Fund’s total assets. The Fund employs leverage through debt financing. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Fund’s leverage rises and falls with changes in short-term interest rates.[1]

•	Among the Fund’s common stock holdings, the utilities sector detracted the most from its performance relative to the Index, primarily as a result of selection in the electric and multi-utility industries. Energy was the second-largest detracting sector, due to selection and an overweight position in the oil and gas industry. On the positive side, the Fund’s investments were significantly underweighted in the financials sector, which helped relative performance significantly during the period because of poor performance in this sector—especially among diversified financial services companies. In the materials sector, the Fund was significantly overweighted, which helped its performance during the period. Moreover, the Fund’s selections in this sector outperformed similar stocks in the Index. Metals and mining stocks were the Fund’s strongest performers in the materials sector.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
•	As of February 28, 2010, the Fund had approximately 27% of total investments in preferred stocks—primarily in the financials sector. During the period, the profitability and creditworthiness of large financial institutions continued to improve. In addition, policy makers seemed set to require measures that would require banks and others to maintain an improved credit profile going forward. At the same time, issuance in this asset class was minimal while demand increased. As a result of these factors, preferred stocks continued to rally over the past six months. The Fund’s preferred stock returns were positive, driven by management’s focus on systemically important financial institutions that benefited both from governmental support as well as their scope and diversity.

•	Based on the Fund’s objective of providing a high level of after-tax total return, which consists primarily of tax-favored dividend income and capital appreciation, the Fund was invested primarily in securities that generated a relatively high level of qualified dividend income (QDI) during the period.

•	The Fund’s monthly distribution rate remained at $0.1075 during the six-month period. As portfolio and market conditions change, the rate of distributions on the Fund’s shares could change.

•	All of the dividends paid by the Fund during the six months ending February 28, 2010, were qualified dividends subject to federal income tax at a long-term capital gains rate (up to 15%) if certain holding period and other requirements have been met by receiving shareholders.

•	Effective March 1, 2010, John H. Croft became a Co-Portfolio Manager of the Fund, replacing Thomas H. Luster, who will continue to serve as a portfolio manager for other Eaton Vance funds. Mr. Croft is a Vice President in Eaton Vance’s investment grade income group, which he joined in 2004, and is a portfolio manager of other Eaton Vance Funds.

•	As always, we thank you for your continued confidence and participation in the Fund.

[1]	In the event of a rise in long-term interest rates due to market conditions, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its debt financing.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010
FUND PERFORMANCE
Performance1

NYSE Symbol	EVT

Average Annual Total Returns (at market price, New York Stock Exchange)
Six Months	14.05%
One Year	102.06
Five Years	0.96
Life of Fund (9/30/03)	4.18

Average Annual Total Returns (at net asset value)
Six Months	11.93%
One Year	76.55
Five Years	0.47
Life of Fund (9/30/03)	5.44

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis. Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top 10 Equity Holdings2
By total investments

Vale SA ADR	3.6%
Chevron Corp.	3.0
International Business Machines Corp.	2.5
Marathon Oil Corp.	2.5
Vornado Realty Trust	2.5
BHP Billiton, Ltd. ADR	2.3
ConocoPhillips	2.3
Zurich Financial Services AG	2.2
Novartis AG	2.2
TeliaSonera AB	2.1

[2]	Top 10 Equity Holdings represented 25.2% of the Fund’s total investments as of 2/28/10. Excludes cash equivalents.
Sector Weightings3
By total equity investments

[3]	As a percentage of the Fund’s total equity investments as of 2/28/10. Excludes cash equivalents.

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks(1) — 87.5%

Security	Shares	Value

Aerospace & Defense — 2.8%

General Dynamics Corp.	175,000	$12,696,250
Honeywell International, Inc.	300,000	12,048,000
Lockheed Martin Corp.	120,000	9,331,200

		$34,075,450

Beverages — 1.8%

Diageo PLC	995,000	$16,214,129
Diageo PLC ADR	80,000	5,222,400

		$21,436,529

Chemicals — 0.6%

Mosaic Co. (The)	115,000	$6,714,850

		$6,714,850

Commercial Banks — 1.7%

Banco Santander Brasil SA ADR	565,300	$6,760,988
DnB NOR ASA(2)	1,262,222	13,721,024

		$20,482,012

Computers & Peripherals — 3.2%

International Business Machines Corp.	304,000	$38,656,640

		$38,656,640

Diversified Financial Services — 1.8%

Bank of America Corp.	1,325,000	$22,074,500

		$22,074,500

Diversified Telecommunication Services — 9.0%

AT&T, Inc.	728,750	$18,080,288
Belgacom SA	150,000	5,617,689
CenturyTel, Inc.	299,756	10,272,638
Telefonos de Mexico SA de CV ADR	650,000	10,179,000
TeliaSonera AB	4,620,000	31,958,081
Telstra Corp., Ltd.	11,900,000	31,623,440

		$107,731,136

Electric Utilities — 7.7%

E.ON AG	684,000	$24,340,632
Edison International	677,000	22,090,510
Exelon Corp.	75,000	3,247,500
Fortum Oyj	940,000	23,963,117
FPL Group, Inc.	400,000	18,548,000

		$92,189,759

Electrical Equipment — 1.2%

Emerson Electric Co.	300,000	$14,202,000

		$14,202,000

Food Products — 4.1%

Kraft Foods, Inc., Class A	622,821	$17,706,801
Nestle SA	636,000	31,660,126

		$49,366,927

Health Care Equipment & Supplies — 0.3%

Masimo Corp.(2)	147,302	$4,078,792

		$4,078,792

Insurance — 2.8%

Zurich Financial Services AG	137,000	$33,046,440

		$33,046,440

Machinery — 1.9%

Stanley Works (The)	400,000	$22,900,000

		$22,900,000

Metals & Mining — 7.5%

BHP Billiton, Ltd. ADR	481,000	$35,271,730
Vale SA ADR	1,950,000	54,327,000

		$89,598,730

Multi-Utilities — 4.1%

RWE AG	292,000	$24,728,917
Sempra Energy	500,000	24,585,000

		$49,313,917

Oil, Gas & Consumable Fuels — 16.6%

Chevron Corp.	624,000	$45,115,200
ConocoPhillips	720,000	34,560,000
ENI SpA	760,000	17,152,454
Husky Energy, Inc.	172,400	4,410,766
Marathon Oil Corp.	1,296,000	37,519,200
Peabody Energy Corp.	500,000	22,985,000

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Royal Dutch Shell PLC, Class A	987,000	$26,952,098
Total SA	185,000	10,308,678

		$199,003,396

Pharmaceuticals — 10.6%

AstraZeneca PLC	625,000	$27,606,150
Johnson & Johnson	146,000	9,198,000
Merck & Co., Inc.	596,307	21,991,802
Novartis AG	590,000	32,691,414
Roche Holding AG	70,000	11,694,856
Sanofi-Aventis	320,000	23,354,318

		$126,536,540

Software — 2.4%

Microsoft Corp.	1,020,000	$29,233,200

		$29,233,200

Textiles, Apparel & Luxury Goods — 1.8%

VF Corp.	275,000	$21,279,500

		$21,279,500

Tobacco — 5.2%

British American Tobacco PLC	935,000	$31,790,626
Philip Morris International, Inc.	630,000	30,857,400

		$62,648,026

Wireless Telecommunication Services — 0.4%

Partner Communications Co., Ltd.	181,572	$4,230,982

		$4,230,982

Total Common Stocks
(identified cost $770,790,953)		$1,048,799,326

Preferred Stocks — 33.7%

Security	Shares	Value

Commercial Banks — 12.3%

Abbey National Capital Trust I, 8.963%(3)	4,000	$4,248,068
ABN AMRO North America Capital Funding Trust, 6.968%(3)(4)	1,250	770,703
Barclays Bank PLC, 6.86%(3)(4)	3,500	3,023,811
Barclays Bank PLC, 7.434%(3)(4)	13,500	12,894,025
BBVA International SA Unipersonal, 5.919%(3)	6,500	5,349,084
BNP Paribas, 7.195%(3)(4)	85	8,395,034
BNP Paribas Capital Trust, 9.003%(3)(4)	5,395	5,419,779
Credit Agricole SA/London, 6.637%(3)(4)	13,950	11,739,162
DB Capital Funding VIII, 6.375%	167,824	3,908,621
DB Contingent Capital Trust II, 6.55%	251,077	5,473,479
Den Norske Bank, 7.729%(3)(4)	16,000	15,885,408
First Tennessee Bank, 3.75%(3)(4)	2,775	1,580,883
JPMorgan Chase & Co., 7.90%(3)	19,250	20,467,447
Landsbanki Islands HF, 7.431%(3)(4)(5)	20,750	53,950
Lloyds Banking Group PLC, 6.657%(2)(3)(4)	18,750	10,031,250
PNC Financial Services Group, Inc., Series L, 9.875%(3)	208,000	6,081,920
Royal Bank of Scotland Group PLC, 5.75%	18,900	301,833
Royal Bank of Scotland Group PLC, 7.64%(2)(3)	83	5,131,740
Royal Bank of Scotland Group PLC, 7.648%(3)	3,406	2,874,719
Royal Bank of Scotland Group PLC, 7.65%	63,882	1,262,308
Santander Finance SA Unipersonal, 10.50%	81,390	2,231,714
Standard Chartered PLC, 6.409%(3)(4)	128	10,993,139
Wells Fargo & Co., 7.98%(3)	2,400	2,511,295
Wells Fargo & Co., Class A, 7.50%	6,890	6,566,170

		$147,195,542

Diversified Financial Services — 3.9%

Bank of America Corp., 6.70%	81,450	$1,804,932
Bank of America Corp., Series I, 6.625%	335,000	7,296,300
CoBank, ACB, 7.00%(4)	400,000	15,375,000
CoBank, ACB, 11.00%(4)	170,000	9,206,571
Morgan Stanley, 4.00%	600,000	12,840,000

		$46,522,803

Electric Utilities — 1.0%

Dominion Resources, Inc., 8.375%	200,000	$5,690,000
Entergy Arkansas, Inc., 6.45%	110,000	2,450,943
Southern California Edison Co., 6.00%	37,000	3,357,750

		$11,498,693

Food Products — 0.8%

Dairy Farmers of America, 7.875%(4)	73,750	$6,008,324
Ocean Spray Cranberries, Inc., 6.25%(4)	47,500	3,448,206

		$9,456,530

Insurance — 9.3%

Aegon NV, 6.375%	330,000	$6,392,100
Arch Capital Group, Ltd., Series A, 8.00%	424,500	10,710,135

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Insurance (continued)

Arch Capital Group, Ltd., Series B, 7.875%	60,500	$1,512,500
AXA SA, 6.379%(3)(4)	2,000	1,640,936
AXA SA, 6.463%(3)(4)	18,925	15,341,343
Endurance Specialty Holdings, Ltd., 7.75%	317,500	7,858,125
ING Capital Funding Trust III, 8.439%(3)	17,075	15,771,819
PartnerRe, Ltd., 6.50%	25,000	561,500
Prudential PLC, 6.50%	21,400	18,455,724
RAM Holdings, Ltd., Series A, 7.50%(2)(3)	13,000	2,600,812
RenaissanceRe Holdings, Ltd., Series C, 6.08%	199,100	4,101,460
RenaissanceRe Holdings, Ltd., Series D, 6.60%	400,500	8,674,830
Zurich Regcaps Fund Trust I, 6.58%(3)(4)	6,000	5,154,375
Zurich Regcaps Fund Trust VI, 0.959%(3)(4)	15,838	12,566,463

		$111,342,122

Oil, Gas & Consumable Fuels — 1.0%

Kinder Morgan GP, Inc., 8.33%(3)(4)	12,000	$12,012,000

		$12,012,000

Real Estate Investment Trusts (REITs) — 5.4%

ProLogis Trust, 6.75%	670,700	$14,554,190
Public Storage, Inc., 6.85%	400,000	9,662,520
Regency Centers Corp., 7.45%	159,395	3,793,601
Vornado Realty Trust, 7.00%	1,600,000	37,250,080

		$65,260,391

Total Preferred Stocks
(identified cost $464,052,941)		$403,288,081

Corporate Bonds & Notes — 3.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 2.2%

American Express Co., 6.80%, 9/1/66(3)	$5,157	$4,886,257
Capital One Capital V, 10.25%, 8/15/39	10,750	12,224,137
General Electric Capital Corp., 6.375%, 11/15/67(3)	10,000	8,962,500

		$26,072,894

Insurance — 0.6%

MetLife, Inc., 10.75%, 8/1/39	$6,000	$7,411,932

		$7,411,932

Retail-Drug Stores — 1.1%

CVS Caremark Corp., 6.302%, 6/1/37(3)	$15,000	$13,732,095

		$13,732,095

Total Corporate Bonds & Notes
(identified cost $42,499,469)		$47,216,921

Short-Term Investments — 1.4%

	Interest
Description	(000’s Omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.13%(6)	$16,695	$16,694,703

Total Short-Term Investments
(identified cost $16,694,703)		$16,694,703

Total Investments — 126.5%
(identified cost $1,294,038,066)		$1,515,999,031

Other Assets, Less Liabilities — (26.5)%		$(317,782,619)

Net Assets — 100.0%		$1,198,216,412

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Variable rate security. The stated interest rate represents the rate in effect at February 28, 2010.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions and remain exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate value of these securities is $161,540,362 or 13.5% of the Fund’s net assets.

(5)	Defaulted security.

(6)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of February 28, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, another affiliated investment company, for the six months ended February 28, 2010 was $2,269 and $0, respectively.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Country Concentration of Portfolio

	Percentage of
Country	Total Investments	Value

United States	57.5%	$871,750,070
United Kingdom	8.9	135,505,673
Switzerland	7.2	109,092,836
Australia	4.4	66,895,170
France	4.1	62,384,437
Brazil	4.0	61,087,988
Germany	3.2	49,069,549
Sweden	2.1	31,958,081
Norway	2.0	29,606,432
Bermuda	1.8	26,648,737
Finland	1.6	23,963,117
Italy	1.1	17,152,454
Mexico	0.7	10,179,000
Netherlands	0.4	6,392,100
Belgium	0.4	5,617,689
Canada	0.3	4,410,766
Israel	0.3	4,230,982
Iceland	0.0	53,950

Total Investments	100.0%	$1,515,999,031

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2010

Assets

Unaffiliated investments, at value (identified cost, $1,277,343,363)	$1,499,304,328
Affiliated investment, at value (identified cost, $16,694,703)	16,694,703
Dividends and interest receivable	7,422,517
Receivable for investments sold	43,616,414
Tax reclaims receivable	2,278,763

Total assets	$1,569,316,725

Liabilities

Notes payable	$340,000,000
Payable for investments purchased	29,908,377
Payable to affiliate:
Investment adviser fee	879,334
Accrued expenses	312,602

Total liabilities	$371,100,313

Net assets	$1,198,216,412

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 72,835,900 shares issued and outstanding	$728,359
Additional paid-in capital	1,382,213,413
Accumulated net realized loss	(399,074,576)
Accumulated distributions in excess of net investment income	(7,624,224)
Net unrealized appreciation	221,973,440

Net assets	$1,198,216,412

Net Asset Value

($1,198,216,412 ÷ 72,835,900 shares issued and outstanding)	$16.45

Statement of Operations

For the Six Months Ended
February 28, 2010

Investment Income

Dividends (net of foreign taxes, $546,330)	$38,689,618
Interest	1,598,624
Interest income allocated from affiliated investments	61,364
Expenses allocated from affiliated investments	(59,095)

Total investment income	$40,290,511

Expenses

Investment adviser fee	$6,459,736
Trustees’ fees and expenses	25,250
Custodian fee	271,372
Transfer and dividend disbursing agent fees	6,319
Legal and accounting services	47,975
Printing and postage	128,321
Interest expense and fees	2,387,591
Miscellaneous	55,856

Total expenses	$9,382,420

Deduct —
Reduction of investment adviser fee	$822,086
Reduction of custodian fee	9

Total expense reductions	$822,095

Net expenses	$8,560,325

Net investment income	$31,730,186

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$41,729,855
Investment transactions allocated from affiliated investments	71,963
Foreign currency transactions	167,000

Net realized gain	$41,968,818

Change in unrealized appreciation (depreciation) —
Investments	$55,425,018
Foreign currency	(103,822)

Net change in unrealized appreciation (depreciation)	$55,321,196

Net realized and unrealized gain	$97,290,014

Net increase in net assets from operations	$129,020,200

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	February 28, 2010	Year Ended
in Net Assets	(Unaudited)	August 31, 2009

From operations —
Net investment income	$31,730,186	$89,399,014
Net realized gain (loss) from investment and foreign currency transactions	41,968,818	(303,301,279)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	55,321,196	(334,134,495)

Net increase (decrease) in net assets from operations	$129,020,200	$(548,036,760)

Distributions to shareholders —
From net investment income	$(46,979,155)	$(107,039,638)

Total distributions to shareholders	$(46,979,155)	$(107,039,638)

Net increase (decrease) in net assets	$82,041,045	$(655,076,398)

Net Assets

At beginning of period	$1,116,175,367	$1,771,251,765

At end of period	$1,198,216,412	$1,116,175,367

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(7,624,224)	$7,624,745

Statement of Cash Flows

Six Months Ended
February 28, 2010
Cash Flows From Operating Activities	(Unaudited)

Net increase in net assets from operations	$129,020,200
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(461,114,727)
Investments sold	455,935,135
Decrease in short-term investments, net	20,036,537
Net accretion/amortization of premium (discount)	(13,946)
Increase in dividends and interest receivable	(1,505,098)
Increase in receivable for investments sold	(29,716,719)
Decrease in tax reclaims receivable	411,368
Increase in payable for investments purchased	29,908,377
Increase in payable to affiliate for investment adviser fee	37,024
Decrease in accrued expenses	(60,033)
Net change in unrealized (appreciation) depreciation from investments	(55,425,018)
Net realized gain from investments	(41,729,855)
Return of capital distributions from investments	441,630

Net cash provided by operating activities	$46,224,875

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(46,979,155)

Net cash used in financing activities	$(46,979,155)

Net decrease in cash*	$(754,280)

Cash at beginning of period(1)	$754,280

Cash at end of period	$—

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$2,406,284

(1) Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(3,053).

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended August 31,
	February 28, 2010
	(Unaudited)		2009	2008	2007	2006	2005

Net asset value — Beginning of period (Common shares)	$15.320		$24.320	$30.310	$26.910	$24.860	$21.140

Income (Loss) From Operations

Net investment income(1)	$0.436	(2)	$1.227	$2.211	$2.158	$2.118	$1.757
Net realized and unrealized gain (loss)	1.339		(8.757)	(6.058)	3.369	1.890	3.550
Distributions to preferred shareholders —
From net investment income	—		—	(0.275)	(0.437)	(0.394)	(0.239)

Total income (loss) from operations	$1.775		$(7.530)	$(4.122)	$5.090	$3.614	$5.068

Less Distributions to Common Shareholders

From net investment income	$(0.645)		$(1.470)	$(1.868)	$(1.690)	$(1.564)	$(1.348)

Total distributions to common shareholders	$(0.645)		$(1.470)	$(1.868)	$(1.690)	$(1.564)	$(1.348)

Net asset value — End of period (Common shares)	$16.450		$15.320	$24.320	$30.310	$26.910	$24.860

Market value — End of period (Common shares)	$15.230		$13.920	$21.050	$27.130	$25.550	$21.690

Total Investment Return on Net Asset Value(3)	11.93	%(4)	(28.38)%	(13.61)%	19.72%	15.66%	26.05%

Total Investment Return on Market Value(3)	14.05	%(4)	(24.81)%	(16.46)%	12.87%	25.88%	21.59%

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended August 31,
	February 28, 2010
	(Unaudited)		2009		2008		2007	2006	2005

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$1,198,216		$1,116,175		$1,771,252		$2,208,015	$1,960,096	$1,810,822
Ratios (as a percentage of average daily net assets applicable to common shares):(5)
Expenses excluding interest and fees(6)	1.01	%(7)	1.07%		0.98%		0.99%	1.04%	1.08%
Interest and fee expense(8)	0.39	%(7)	0.99%		0.41%		—	—	—
Total expenses	1.40	%(7)	2.06%		1.39%		0.99%	1.04%	1.08%
Net investment income	5.15	%(2)(7)	8.66%		7.74%		7.23%	8.28%	7.55%
Portfolio Turnover	31	%(4)	76%		96%		41%	67%	54%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(5)
Expenses excluding interest and fees(6)	0.80	%(7)	0.77%		0.73%		0.75%	0.76%	0.77%
Interest and fee expense(8)	0.30	%(7)	0.70%		0.31%		—	—	—
Total expenses	1.10	%(7)	1.47%		1.04%		0.75%	0.76%	0.77%
Net investment income	4.04	%(2)(7)	6.16%		5.79%		5.47%	6.02%	5.34%

Senior Securities:
Total notes payable outstanding (in 000’s)	$340,000		$340,000		$700,000		$—	$—	$—
Asset coverage per $1,000 of notes payable(9)	$4,524		$4,283		$3,530		$—	$—	$—
Total preferred shares outstanding	—	(10)	—	(10)	—	(10)	28,000	28,000	28,000
Asset coverage per preferred share(11)	$—	(10)	$—	(10)	$—	(10)	$103,868	$95,030	$89,681
Involuntary liquidation preference per preferred share(11)	$—	(10)	$—	(10)	$—	(10)	$25,000	$25,000	$25,000
Approximate market value per preferred share(12)	$—	(10)	$—	(10)	$—	(10)	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Net investment income per share reflects special dividends of $0.070 per share. Excluding special dividends, the ratio of net investment income to average daily common net assets applicable to common shares would have been 4.33% and the ratio of net investment income to average daily common net assets applicable to common shares plus average borrowings would have been 3.40%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(4)	Not annualized.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Interest and fee expense relates to the notes payable incurred to redeem the Fund’s preferred shares.

(9)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(10)	The Fund’s preferred shares were fully redeemed during the year ended August 31, 2008.

(11)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(12)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and, prior to its liquidation in February 2010, Cash Management Portfolio (Cash Management), affiliated investment companies managed by Eaton Vance Management (EVM) and Boston Management and Research (BMR), a subsidiary of EVM, respectively. Cash Reserves Fund and Cash Management generally value their investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Reserves Fund and Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Management may value their investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $203,627,783 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2013 ($495,600), August 31, 2014 ($19,534,062), August 31, 2016 ($2,183,068) and August 31, 2017 ($181,415,053).

Additionally, at August 31, 2009, the Fund had a net capital loss of $237,305,210 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2010.

As of February 28, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

J  Interim Financial Statements — The interim financial statements relating to February 28, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of its average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates as daily gross assets exceed $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended February 28, 2010, the Fund’s investment adviser fee totaled $6,512,456 of which $52,720 was allocated from Cash Management and $6,459,736 was paid or accrued directly by the Fund. For the six months ended February 28, 2010, the investment adviser fee was equivalent to 0.83% (annualized) of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Such reimbursement will be reduced by an amount, if any, by which the annual effective advisory fee rate is less than 0.85% of the Fund’s average daily gross assets. The Fund concluded its first six full years of operations on September 30, 2009. Pursuant to this agreement, EVM reimbursed $822,086 of expenses for the six months ended February 28, 2010.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $461,114,727 and $455,935,135, respectively, for the six months ended February 28, 2010.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended February 28, 2010 and the year ended August 31, 2009.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at February 28, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,294,985,101

Gross unrealized appreciation	$308,289,267
Gross unrealized depreciation	(87,275,337)

Net unrealized appreciation	$221,013,930

7   Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with a major financial institution that allowed it to borrow up to $700 million over a rolling 180 calendar day period. Effective November 6,

Eaton Vance Tax-Advantaged Dividend Income Fund as of February 28, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

2009, the borrowing limit was reduced to $454 million. Interest is charged at a rate above 3-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.55% per annum on the unused portion of the commitment. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At February 28, 2010, the Fund had borrowings outstanding under the Agreement of $340 million at an interest rate of 1.05%. The carrying amount of the borrowings at February 28, 2010 approximated its fair value. For the six months ended February 28, 2010, the average borrowings under the Agreement and the average interest rate (annualized) were $340,000,000 and 1.10%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At February 28, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$21,279,500	$—		$—	$21,279,500
Consumer Staples	53,786,601	79,664,881		—	133,451,482
Energy	144,590,166	54,413,230		—	199,003,396
Financials	28,835,488	46,767,464		—	75,602,952
Health Care	35,268,594	95,346,738		—	130,615,332
Industrials	71,177,450	—		—	71,177,450
Information Technology	67,889,840	—		—	67,889,840
Materials	96,313,580	—		—	96,313,580
Telecommunication Services	38,531,926	73,430,192		—	111,962,118
Utilities	68,471,010	73,032,666		—	141,503,676

Total Common Stocks	$626,144,155	$422,655,171	*	$—	$1,048,799,326

Preferred Stocks
Consumer Staples	$—	$9,456,530		$—	$9,456,530
Energy	—	12,012,000		—	12,012,000
Financials	105,925,718	264,395,140		—	370,320,858
Utilities	9,047,750	2,450,943		—	11,498,693

Total Preferred Stocks	$114,973,468	$288,314,613		$—	$403,288,081

Corporate Bonds & Notes	$—	$47,216,921		$—	$47,216,921
Short-Term Investments	—	16,694,703		—	16,694,703

Total Investments	$741,117,623	$774,881,408		$—	$1,515,999,031

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2009 whose fair value was determined using Level 3 inputs.

Eaton Vance Tax-Advantaged Dividend Income Fund

NOTICE TO SHAREHOLDERS

In February 2010, the Board approved the Fund’s ability to use a wider array of credit derivatives. Permitted credit derivatives include credit default swaps, interest rate swaps, total return swaps, credit options, as well as other derivative transactions with substantially similar characteristics and risks. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option. The primary risks associated with credit derivatives are imperfect correlation, unanticipated market movement, counterparty risk and liquidity risk. The Fund can engage in credit derivatives to an unlimited extent for hedging purposes. Credit derivatives may also be used for non-hedging purposes provided that the notional value of such derivative investments does not exceed 5% of the value of preferred stocks held by the Fund.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”), and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund since inception and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund’s advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Advantaged Dividend Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

John H. Croft
Vice President

Aamer Khan
Vice President

Martha G. Locke
Vice President

Judith A. Saryan
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Investment Adviser and Administrator of
Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Advantaged Dividend Income Fund
Two International Place
Boston, MA 02110

2004-4/10	CE-TADISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President
Date: April 9, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: April 9, 2010

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President
Date: April 9, 2010